UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 15, 2009

MARSHALL & ILSLEY CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-33488	20-8995389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 North Water Street Milwaukee, Wisconsin	53202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (414) 765-7801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.

Results of Operations and Financial Condition.

On January 15, 2009, Marshall & Ilsley Corporation issued a press release announcing its results of operations for the quarter and year ended December 31, 2008.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01.

Other Events.

Also on January 15, 2009, the Company published a letter to its shareholders regarding, among other things, the Company’s fourth quarter results of operations, the quarterly cash dividend, and the Company’s expense reduction initiatives.  A copy of the letter is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

The letter to the Company’s shareholders described and incorporated by reference herein contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements may include, without limitation, statements regarding expected financial and operating activities and results that are preceded by, followed by, or that include words such as “may,” “expects,” “anticipates,” “estimates” or “believes.”  Such statements are subject to important factors that could cause the Company’s actual results to differ materially from those anticipated by the forward-looking statements.  These factors include (i) the Company’s exposure to the volatile commercial and residential real estate markets, which could result in increased charge-offs and increases in the Company’s allowance for loan and lease losses to compensate for potential losses in its real estate loan portfolio, (ii) adverse changes in the financial performance and/or condition of the Company’s borrowers, which could impact repayment of such borrowers’ outstanding loans, (iii) the Company’s ability to maintain required levels of capital, (iv) fluctuation of the Company’s stock price, and (v) those factors referenced in Part II, Item 1A. Risk Factors in the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2008, and as may be described from time to time in the Company’s subsequent SEC filings, which factors are incorporated herein by reference.  Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect only the Company’s belief as of the date of the letter to shareholders and this report.  Except as required by federal securities law, the Company undertakes no obligation to update these forward-looking statements or reflect events or circumstances after the date of the letter to shareholders or this report.

Item 9.01.

Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 15, 2009
99.2	Letter to Shareholders dated January 15, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 15, 2009	MARSHALL & ILSLEY CORPORATION

By: /s/ Randall J. Erickson
Randall J. Erickson Senior Vice President, Chief Administrative Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 15, 2009
99.2	Letter to Shareholders dated January 15, 2009

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